EXHIBIT 32.2

SECTION 1350 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

In connection with the annual report of Homeland Security Network, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter D. Ubaldi, Chief Financial Officer of the Company, certify, pursuant to U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   Date: August 30, 2005

                                   /s/ Peter Ubaldi
                                   ----------------------------
                                   Peter Ubaldi, Chief Financial Officer
                                   Principal Executive Officer